Taxation (Tables)	12 Months Ended
Dec. 31, 2018
Major Components Of Tax Expense Income [Abstract]
Summary of taxation charge	9 Taxation
		2018	2017	2016
	Note	US$m	US$m	US$m
Taxation charge
– Current		3,726	3,270	2,115
– Deferred	17	516	695	(548)
Total taxation charge		4,242	3,965	1,567

Summary of prima facie tax reconciliation
	2018	2017	2016
Prima facie tax reconciliation	US$m	US$m	US$m
Profit before taxation	18,167	12,816	6,343
Deduct: share of profit after tax of equity accounted units	(513)	(339)	(321)
Parent companies' and subsidiaries' profit before tax	17,654	12,477	6,022

Prima facie tax payable at UK rate of 19% (2017: 19%; 2016: 20%)	3,354	2,371	1,204
Higher rate of taxation on Australian underlying earnings	1,106	1,069	604
Impact of items excluded in arriving at underlying earnings (a):
– Impairment charges	-	10	(16)
– Net gains and losses on consolidation and disposal of interests in businesses	(251)	(123)	30
– Exchange and gains/(losses) on derivatives	32	(48)	(33)
– Losses from increases to closure estimates (non-operating and fully impaired sites)	30	-	(40)
– Gain relating to surplus land at Kitimat	(81)	-	-
– Changes in corporate tax rates in the US and France (b)	-	439	-
– Onerous port and rail contracts	-	-	(46)
– Tax provision (c)	-	-	380
– Tax charge relating to expected divestments (d)	-	202	-
– Other exclusions	-	14	(48)
Impact of changes in tax rates and laws	47	21	(9)
Other tax rates applicable outside the UK and Australia on underlying earnings	(47)	(92)	(283)
Resource depletion and other depreciation allowances	(46)	(33)	(15)
Recognition of previously unrecognised deferred tax assets	-	(40)	(154)
Write-down of previously recognised deferred tax assets (e)	13	160	-
Other items (f)	85	15	(7)
Total taxation charge (g)	4,242	3,965	1,567

(a)	The impact for each item includes the effect of tax rates applicable outside the UK.
(b)	In 2017, deferred tax assets were remeasured to reflect lower corporate income tax rates in the US and France as a result of tax legislation changes substantively enacted in December 2017.
(c)

Tax provision includes amounts provided for specific tax matters for which the timing of resolution and potential economic outflow are uncertain. During 2016, provision was made in relation to matters under discussion with the Australian Taxation Office (ATO) in relation to the transfer pricing of certain transactions between Rio Tinto entities based in Australia and the Group’s commercial centre in Singapore for the period since 2009.

(d)	In 2017, deferred tax assets were derecognised as a result of revised profit forecasts in France due to expected divestments of Dunkerque and ISAL. The Dunkerque divestment completed in 2018.
(e)	The write-down of previously recognised deferred tax assets in 2017 primarily relates to a reduction in recognised deferred tax assets on brought forward losses in Grasberg.
(f)	Other items include various adjustments to provisions for taxation of prior periods.
(g)

This tax reconciliation relates to the Group’s parent companies, subsidiaries and joint operations. The Group’s share of profit of equity accounted units is net of tax charges of US$273 million (2017: US$191 million; 2016: US$156 million).

Summary of tax relating to components of other comprehensive income or loss
	2018	2017	2016
	Total	Total	Total
	US$m	US$m	US$m
Tax on fair value movements:
– Cash flow hedge fair value (gains)/losses	(54)	(1)	4
Tax (charge)/credit on actuarial gains and losses on post-retirement benefit plans	(271)	(12)	29
Adjustments to deferred tax on post-retirement benefit plans due to changes in corporate tax rates in the US and France	-	(140)	-
Tax relating to components of other comprehensive income/(loss) for the year (a)	(325)	(153)	33

(a)

This comprises a deferred tax charge of US$325 million (2017: charge of US$153 million; 2016: credit of US$33 million) and a current tax charge of US$nil (2017: US$nil; 2016: US$nil), plus a share of tax on other comprehensive income of equity accounted units shown separately (see note 17).